UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 11, 2023

Swiftmerge Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41164	98-1582153
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Executive Suite
4318 Forman Avenue
Toluca Lake, CA	91602
(Address of principal executive offices)	(Zip Code)

(424) 431-0030

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-half of one redeemable warrant	IVCPU	The Nasdaq Stock Market LLC
Class A Ordinary Shares	IVCP	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	IVCPW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Merger Agreement

Swiftmerge Acquisition Corp. is a blank check company incorporated as a Cayman Islands exempted company and formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities (“Swiftmerge”). On August 11, 2023, Swiftmerge entered into a Merger Agreement (the “Merger Agreement”) with HDL Therapeutics, Inc., a Delaware corporation (“HDL”), and IVCP Merger Sub, Inc., a Delaware corporation and a direct wholly owned subsidiary of Swiftmerge (“Merger Sub” and, together with Swiftmerge and HDL the “Parties”).

Capitalized terms used in this Current Report on Form 8-K but not otherwise defined herein have the meanings given to them in the Merger Agreement.

The Merger

The Merger Agreement provides that, among other things and upon the terms and subject to the conditions thereof, the following transactions will occur (together with the other agreements and transactions contemplated by the Merger Agreement, the “Business Combination”):

(i) at the closing of the transactions contemplated by the Merger Agreement (the “Closing”), upon the terms and subject to the conditions of the Merger Agreement, in accordance with the General Corporation Law of the State of Delaware, as amended (the “DGCL”), Merger Sub will merge with and into HDL, the separate corporate existence of Merger Sub will cease and HDL will be the surviving corporation and a wholly owned subsidiary of Swiftmerge (the “Merger”);

(ii) as a result of the Merger, among other things, all outstanding shares of HDL capital stock will be canceled in exchange for the right to receive, in the aggregate, a combination of cash and shares of Domesticated Swiftmerge Common Stock (as defined below) (valued at $10.00 per share) having a total value of $400,000,000; and

(iii) in connection with the Business Combination, Swiftmerge will be renamed “HDL Therapeutics, Inc.”

The Merger Agreement also provides, among other things, that certain HDL stockholders may receive an earnout consideration payment following the Closing of up to 11,000,000 shares of Domesticated Swiftmerge Common Stock (the “Earnout Shares”), subject to the following achievement triggers, respectively:

(i) 6,000,000 Earnout Shares, in the aggregate, if, at any time during the period starting on the Closing Date and ending on the second anniversary of the Closing Date (the “Applicable Earnout Period”), over any twenty (20) Trading Days within any thirty (30) Trading Day period the VWAP of the Parent Common Shares is greater than or equal to $12.50 per share (the “First Share Price Performance Milestone”); and

(ii) 5,000,000 Earnout Shares, in the aggregate, if, at any time during the Applicable Earnout Period, over any twenty (20) Trading Days within any thirty (30) Trading Day period the VWAP of the Parent Common Shares is greater than or equal to $15.00 per share (the “Second Share Price Performance Milestone”);

provided that each achievement trigger will only occur once, if at all, and in no event will the HDL stockholders be entitled to receive more than an aggregate of 11,000,000 Earnout Shares.

For purposes of determining whether the First Share Price Performance Milestone or the Second Share Price Performance Milestone, as applicable, is achieved, the Parties have agreed to the definition of the term “VWAP” (or dollar volume-weighted average price) in the Merger Agreement. In the event that the VWAP on the applicable measurement date cannot be calculated in accordance with the Merger Agreement, then the applicable VWAP shall be the fair market value per share on the applicable measurement date as reasonably determined by the Board of Directors of Swiftmerge (the “Board”).

The Board has unanimously (i) approved and declared advisable the Merger Agreement, the Business Combination and the other transactions contemplated thereby and (ii) resolved to recommend approval of the Merger Agreement and related matters by the shareholders of Swiftmerge.

The Domestication

On the day that is at least one Business Day prior to the Closing, subject to the approval of Swiftmerge’s shareholders and on the terms and subject to the conditions of the Merger Agreement, and in accordance with the DGCL, Part XII of the Cayman Islands Companies Act (Revised) and Swiftmerge’s Amended and Restated Memorandum and Articles of Association, Swiftmerge will effect a deregistration from the Register of Companies in the Cayman Islands by way of continuation out of the Cayman Islands and into the State of Delaware so as to migrate to and domesticate as a Delaware corporation (the “Domestication”).

In connection with the Domestication,

(i) each of the then issued and outstanding Class A ordinary shares, par value $0.0001 per share, of Swiftmerge (“Swiftmerge Class A Common Shares”), will convert automatically into one share of common stock, par value $0.0001, of Swiftmerge (after its Domestication) (the “Domesticated Swiftmerge Common Stock”);

(ii) each of the then issued and outstanding Class B ordinary shares, par value $0.0001 per share, of Swiftmerge (“Swiftmerge Class B Common Shares”), will convert automatically into one share of Domesticated Swiftmerge Common Stock;

(iii) each then issued and outstanding warrant of Swiftmerge will become exercisable for one share of Domesticated Swiftmerge Common Stock (“Domesticated Swiftmerge Warrant”), pursuant to the Warrant Agreement, dated December 14, 2021, between Swiftmerge and Continental Stock Transfer & Trust Company, as warrant agent, as amended; and

(iv) each then issued and outstanding unit of Swiftmerge will separate and convert automatically into one share of Domesticated Swiftmerge Common Stock and one-half of one Domesticated Swiftmerge Warrant.

Conditions to Closing

The obligations of the Parties to consummate the Business Combination are subject to the satisfaction or waiver of certain closing conditions, including, among others:

(i) the absence of any provisions of any applicable law or governmental order that would restrain or prohibit or impose any condition on the consummation of the Business Combination;

(ii) the expiration or termination of all applicable waiting periods, if any, under the HSR Act with respect to the Merger and consent, approval, or authorization of any authority required of the Parties to consummate the Merger have been received;

(iii) approval of the Business Combination and related agreements and transactions by the shareholders of Swiftmerge and stockholders of HDL;

(iv) receipt of approval for listing on Nasdaq or an alternative exchange, as applicable, of the shares of Domesticated Swiftmerge Common Stock to be issued in connection with the Merger;

(v) the registration statement on Form S-4 to be filed by Swiftmerge in connection with the Business Combination becoming effective in accordance with the Securities Act and no stop order suspending the effectiveness of the registration statement or proceeding seeking such a stop order being initiated by the SEC and not withdrawn; and

(vi) after giving effect to the Business Combination, Swiftmerge having at least $5,000,001 of net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act) or be otherwise exempt from the provisions of Rule 419 promulgated under the Securities Act, except in the event that Swiftmerge’s governing documents shall have been amended to remove such requirement prior to or concurrently with the Closing.

The obligations of Swiftmerge and Merger Sub to consummate the Business Combination are subject to the satisfaction or waiver of certain closing conditions, including, among others:

(i) HDL having performed and complied with, in all material respects, all of its obligations required as part of the Merger Agreement at or prior to the Closing;

(ii) the representations and warranties of HDL contained in the Merger Agreement (disregarding all qualifications related to materiality or Material Adverse Effect) being true and correct in all respects as of the date of the Merger Agreement and the Closing Date, except for certain representations and warranties as would not in the aggregate have or reasonably be expected to have a Material Adverse Effect and except for certain representations and warranties other than de minimis inaccuracies; and

(iii) since the date of the Merger Agreement, there having not occurred a Material Adverse Effect in respect of HDL that is continuing.

The obligation of HDL to consummate the Business Combination is subject to the satisfaction or waiver of certain closing conditions, including, among others:

(i) Swiftmerge and Merger Sub having fully performed and complied, in all material respects, with all of their obligations required as part of the Merger Agreement at or prior to the Closing;

(ii) the representations and warranties of Swiftmerge and Merger Sub contained in the Merger Agreement (disregarding all qualifications related to materiality or Material Adverse Effect) being true and correct in all respects as of the date of the Merger Agreement and the Closing Date, except for certain representations and warranties as would not in the aggregate have or reasonably be expected to have a Material Adverse Effect and except for certain representations and warranties other than de minimis inaccuracies;

(iii) since the date of the Merger Agreement, there having not occurred a Material Adverse Effect in respect of Swiftmerge or Merger Sub that is continuing;

(iv) the Domestication having been consummated at least one Business Day prior to the Closing Date;

(v) that (a) the amount of cash available to be released from Swiftmerge’s trust account (after giving effect to all payments to be made as a result of the completion of any redemptions), plus (b) the aggregate cash amount by Swiftmerge pursuant to the financing in form and substance reasonably acceptable to Swiftmerge and HDL, minus (c) Swiftmerge and HDL transaction expenses, minus (d) the aggregate amount of cash paid in respect of the Series X Gross Up Amount and the Series X Option Amount, being greater than or equal to $30,000,000; and

(vi) the size and composition of the Swiftmerge Board of Directors after Closing having been appointed as set forth in the Merger Agreement, consisting of five directors (one appointed by the Sponsor and four appointed by HDL).

Representations and Warranties

The Merger Agreement contains customary representations and warranties by Swiftmerge, Merger Sub, and HDL. The representations and warranties of the respective Parties to the Merger Agreement generally will not survive the Closing.

Covenants

The Merger Agreement includes customary covenants of the Parties with respect to operation of their respective businesses prior to consummation of the Merger and efforts to satisfy conditions to consummation of the Merger. The Merger Agreement requires that, from the date of the Merger Agreement until the earlier of the Closing Date and the termination of the Merger Agreement, the Parties conduct their business only in the ordinary course, consistent with best practices and, with respect to the Company, use its commercially reasonable efforts to preserve intact its business relationships with customers, suppliers and other persons with which the Company has significant business relations and places certain limitations on the Parties’ subsidiaries.

The Merger Agreement also contains additional covenants of the parties, including, among others, covenants providing for Swiftmerge and HDL to use reasonable best efforts to cooperate in the preparation of the Registration Statement and Proxy Statement (as each such term is defined in the Merger Agreement) required to be filed in connection with the Merger and to obtain all requisite approvals of their respective shareholders.

Termination

The Merger Agreement may be terminated at any time prior to the Closing either without or upon default under certain customary and limited circumstances prior to the Closing, including among others, the following:

The Merger Agreement may be terminated without default (i) in the event that (A) the Closing of the Business Combination has not occurred on or before March 15, 2024, or as may be extended by Swiftmerge, but in no event later than June 15, 2024 (the “Outside Closing Date”), and (B) the material breach or violation of any representation, warranty, covenant or obligation under the Merger Agreement by the Party seeking to terminate was not the proximate cause of the failure of the closing to occur before the Outside Closing Date; (ii) in the event that a governmental authority issues an order or creates a law that makes the Merger illegal or prohibited; (iii) in the event that the shareholders of Swiftmerge do not approve the Business Combination; or (iv) by mutual written consent of Swiftmerge and HDL.

The Merger Agreement may be terminated (i) by Swiftmerge if, at any time prior to the Closing, HDL has breached any representation, warranty, agreement or covenant contained in the Merger Agreement which has, or would reasonably be expected to render the conditions in clause (i) through (iii) of the second paragraph under “—Conditions to Closing” impossible, subject to a 30 -day cure period, or at any time if HDL’s equityholders have not approved the Business Combination within five business days following the effective date of the Registration Statement; (ii) by HDL if, at any time prior to the Closing, Swiftmerge has breached any representation, warranty, agreement or covenant contained in the Merger Agreement which has, or would reasonably be expected to render the conditions in clause (i) through (iii) of the third paragraph under “—Conditions to Closing” impossible, subject to a 30 -day cure period; or (iii) by Swiftmerge if the Company Support Agreement is not delivered within 24 hours of the signing of the Merger Agreement.

Pre-Closing Financing by the Company

After the date of the Merger Agreement, the Company has agreed to use commercially reasonable efforts to obtain additional financing, in form and substance reasonably acceptable to Parent and the Company, including through the sale of additional Series X Preferred Stock of the Company with an aggregate purchase price of up to $2,680,000 through December 31, 2023, and up to an additional $3,000,000 thereafter, for the purposes of funding the performance by the Company of certain enumerated covenants and agreements set forth in the Merger Agreement (the “Pre-Closing Financing”). The Company shall not enter into any agreement to sell shares of its Series X Preferred Stock unless the purchaser of such Series X Preferred Stock agrees that any additional consideration payable with respect to such Series X Preferred Stock upon the consummation of the Merger will be payable solely in Parent Common Shares. Further, notwithstanding anything to the contrary in the Merger Agreement, the obligation of the Company to perform any of the enumerated covenants and agreements to the extent the performance of any such covenant or agreement requires the Company to incur expenses, is (i) with respect to the period from the date of the Merger Agreement through December 31, 2023 (the “2023 Period”), expressly conditioned on the Company raising an aggregate of $2,680,000 in Pre-Closing Financing during the 2023 Period (the “2023 Minimum Pre-Closing Financing”), and until the Company has obtained the 2023 Minimum Pre-Closing Financing, any non-performance during the 2023 Period of any such covenant or agreement shall not be deemed to be a breach of the Merger Agreement and (ii) with respect to the period after December 31, 2023 (the “2024 Period”), expressly conditioned on the Company’s ability to pay its expenses, debts and other liabilities and commitments as they come due in the ordinary course of business unrelated to such covenants or agreements (and any non-performance during the 2024 Period of any such covenant or agreement shall not be deemed a breach of the Merger Agreement to the extent the Company is unable to so pay such expenses, debts and other liabilities and commitments), until the Company has raised an aggregate amount of Pre-Closing Financing of at least $3,000,000 during the 2024 Period (the “2024 Minimum Pre-Closing Financing”).

Trust Account Waiver

Swiftmerge has established a Trust Account for the benefit of its public shareholders and the underwriters of the IPO. In the Merger Agreement, HDL, for itself and certain of its stockholders, agreed that they do not now and shall not at any time hereafter prior to the Closing have any right, title, interest or claim of any kind in or to any monies in Swiftmerge’s trust account as a result of any negotiations, contracts or agreements with Swiftmerge and have agreed not to seek recourse against the trust account for any reason.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is hereby incorporated by reference into this Item 1.01.

Certain Related Agreements

Sponsor Support Agreement

Concurrently with the execution of the Merger Agreement, Swiftmerge entered into a Sponsor Support Agreement (the “Sponsor Support Agreement”), by and among Swiftmerge, HDL, the Sponsor, and the other parties thereto, pursuant to which during the period commencing upon the signing of the Merger Agreement and ending on the earliest of (x) the Effective Time, (y) such date and time as the Merger Agreement shall have been validly terminated in accordance with its terms, and (z) the liquidation of Swiftmerge, the Sponsor and the other parties thereto, each agreed to, among other things, vote in favor of the Merger Agreement and the transactions contemplated thereby and in favor of any extension of Swiftmerge’s deadline to consummate a “Business Combination” as such term is defined in Swiftmerge’s governing documents, in each case, subject to the terms and conditions contemplated by the Sponsor Support Agreement.

The foregoing description of the Sponsor Support Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Sponsor Support Agreement, a copy of which is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K and is hereby incorporated by reference into this Item 1.01.

Company Support Agreement

Following the signing of the Merger Agreement, Swiftmerge entered into a Company Support Agreement (the “Company Support Agreement”), by and among Swiftmerge, HDL and certain stockholders of HDL (the “HDL Holders”), pursuant to which the HDL Holders agreed to, among other things, vote in favor of the Merger Agreement and the transactions contemplated thereby, in each case, subject to the terms and conditions contemplated by the Company Support Agreement.

The foregoing description of the Company Support Agreement does not purport to be complete and is qualified in its entirety by the form of the Company Support Agreement, a copy of which is attached hereto as Exhibit 10.2 to this Current Report on Form 8-K and is hereby incorporated by reference into this Item 1.01.

Registration Rights Agreement

The Merger Agreement contemplates that, at the Closing, Swiftmerge, the Sponsor and certain equityholders of HDL and certain of their respective affiliates will enter into an Amended and Restated Registration Rights Agreement (the “Registration Rights Agreement”), pursuant to which Swiftmerge will agree to register for resale, pursuant to Rule 415 under the Securities Act, certain shares of Domesticated Swiftmerge Common Stock and other equity securities of Swiftmerge that are held by the parties thereto from time to time.

The foregoing description of the Registration Rights Agreement is qualified in its entirety by reference to the full text of the Registration Rights Agreement, a copy of which is filed as Exhibit 10.3 to this Current Report on Form 8-K and is hereby incorporated by reference into this Item 1.01.

Lock-Up Agreement

At the Closing, Swiftmerge, HDL, the Sponsor, certain stockholders of HDL (such stockholders, the “Target Holders”), and other persons and entities (collectively, the “Holders” and each, a “Holder”), will enter into a lock-up agreement (the “Lock-Up Agreement”) with respect to the Domesticated Swiftmerge Common Stock and any other equity securities convertible into or exercisable or exchangeable for or representing the rights to receive shares of Domesticated Swiftmerge Common Stock held by the Holders immediately following the Closing or acquired during the one hundred eighty (180) days after the Closing, but excluding any Domesticated Swiftmerge Common Stock acquired by a Holder in open market transactions during such period (the “Lock-Up Shares”), pursuant to which, each Holder will agree not to offer, sell, contract to sell, pledge, grant any option to purchase, or otherwise dispose of, directly or indirectly, any Lock-Up Shares during the Lock-Up Period (as defined below), on the terms and subject to the conditions set forth in the Lock-Up Agreement. “Lock-Up Period” means the six month period following the Closing. Notwithstanding the provisions of the Lock-Up Agreement that restrict the Holders, the Holders will be permitted to engage in any transaction with respect to the Lock-Up Shares if, subsequent to the Closing, the closing price of the Domesticated Swiftmerge Common Stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, rights issuances, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period commencing at least 150 days after the Closing, or Swiftmerge consummations a liquidation, merger, share exchange or other similar transaction which results in Swiftmerge’s shareholders having the right to exchange their Domesticated Swiftmerge Common Shares for cash, securities or other property..

The foregoing description of the Lock-Up Agreement is qualified in its entirety by reference to the full text of the Lock-Up Agreement, a copy of which is filed as Exhibit 10.4 to this Current Report on Form 8-K and is hereby incorporated by reference into this Item 1.01

Item 7.01	Regulation FD Disclosure.

On August 11, 2023, Swiftmerge and HDL issued a joint press release announcing the execution of the Merger Agreement. A copy of the press release is furnished hereto as Exhibit 99.1.

The information in this Item 7.01 and Exhibits 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Additional Information and Where to Find It

In connection with the proposed transaction, Swiftmerge intends to file a registration statement on Form S-4 (the “registration statement”) with the U.S. Securities and Exchange Commission (“SEC”), which will include a document that serves as a prospectus and a proxy statement of Swiftmerge, referred to as a “proxy statement/prospectus.” The definitive proxy statement/prospectus will be filed with the SEC as part of the registration statement and will be sent to all Swiftmerge stockholders as of the applicable record date to be established. Swiftmerge may also file other relevant documents regarding the proposed transaction with the SEC. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS OF SWIFTMERGE ARE URGED TO READ THE REGISTRATION STATEMENT, THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC, INCLUDING ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS,

CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders will be able to obtain free copies of the registration statement and the proxy statement/prospectus (if and when available) and all other relevant documents that are filed or that will be filed with the SEC by Swiftmerge through the website maintained by the SEC at www.sec.gov. The documents filed by Swiftmerge with the SEC also may be obtained by contacting Swiftmerge at Executive Suite, 4318 Forman Avenue, Toluca Lake, CA 91602, or by calling (424) 431-0030.

Participants in the Solicitation

Swiftmerge and HDL and certain of their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitation of proxies from Swiftmerge’s shareholders in connection with the proposed transaction. A list of the names of the directors and executive officers of Swiftmerge and HDL and information regarding their interests in the business combination will be contained in the registration statement and proxy statement/prospectus when available. Swiftmerge’s shareholders and other interested parties may obtain free copies of these documents, when available, free of charge by directing a written request to Swiftmerge.

No Offer or Solicitation

This Current Report on Form 8-K and the information contained herein do not constitute (i) (a) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction or (b) an offer to sell or the solicitation of an offer to buy any security, commodity or instrument or related derivative, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction or (ii) an offer or commitment to lend, syndicate or arrange a financing, underwrite or purchase or act as an agent or advisor or in any other capacity with respect to any transaction, or commit capital, or to participate in any trading strategies. No offer of securities in the United States or to or for the account or benefit of U.S. persons (as defined in Regulation S under the Securities Act) shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom. Investors should consult with their counsel as to the applicable requirements for a purchaser to avail itself of any exemption under the Securities Act.

Forward-Looking Statements

This Current Report contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed Business Combination between Swiftmerge and HDL. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” “aims” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this Current Report, including but not limited to, the risk that the Merger may not be completed in a timely manner or at all, which may adversely affect the price of Swiftmerge’s securities; the risk that the Business Combination may not be completed by Swiftmerge’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by Swiftmerge; the failure to satisfy the conditions to the consummation of the Business Combination, including the adoption of the Merger Agreement by the shareholders of Swiftmerge and the receipt of certain governmental and regulatory approvals; the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; the effect of the announcement or pendency of the Business Combination on HDL’s business relationships, operating results and business generally; risks that the proposed Merger disrupts current plans and operations of HDL and potential difficulties in HDL employee retention as a result of the Business Combination; the outcome of any legal proceedings that may be instituted against HDL or against Swiftmerge related to the Merger Agreement or the proposed Merger; the ability to maintain the listing of Swiftmerge’s securities on a national securities exchange; the price of Swiftmerge’s securities may be volatile due to a variety of factors, including changes in the competitive industries in which Swiftmerge plans to operate or HDL operates, variations in operating performance across competitors, changes in laws and regulations affecting Swiftmerge’s or HDL’s business and changes in the combined capital structure; the ability to implement business plans, forecasts, and other expectations after the completion of the proposed Business Combination, and identify and realize additional opportunities; and the risk of downturns and a changing regulatory landscape. Additional risks related to HDL’s business include, but are not limited to, uncertainty regarding outcomes of future clinical trials, particularly as they relate to regulatory review and potential future approvals for its products in the U.S. for future indications other than Homozygous Familial Hypercholesterolemia (“HoFH”) and in the EU for HoFH and other indications; risks associated with HDL’s efforts to commercialize its products, including issues related to product quality, manufacturing or supply and patient safety; claims related to HDL’s intellectual property; HDL’s ability to attract and retain qualified personnel; the level of market acceptance of the PDS-2 System in the U.S. and HDL’s ability to generate named patient sales in countries outside the U.S.; the actual number of diagnosed patients with HoFH; restrictions or limitations that private or government payers may impose that would impact pricing or reimbursement for HDL’s products; and the behavior of other market participants with products or therapies that may compete with HDL’s products. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of Swiftmerge’s registration on Form S-1 (File No. 333-254633), the Registration Statement on Form S-4 discussed above, when available, and other documents filed by Swiftmerge from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Swiftmerge and HDL assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither Swiftmerge nor HDL gives any assurance that either Swiftmerge or HDL or the combined company will achieve its expectations.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of August 11, 2023

10.1	Sponsor Support Agreement, dated as of August 11, 2023

10.2	Company Support Agreement, dated as of August 11, 2023

10.3	Form of Registration Rights Agreement

10.4	Form of Lock-Up Agreement

99.1	Joint Press Release issued by Swiftmerge and HDL on August 11, 2023

104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Swiftmerge Acquisition Corp.

Date: August 11, 2023	By:	/s/ John S. Bremner
	Name:	John S. Bremner
	Title:	Chief Executive Officer (Principal Executive Officer)